                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


I, Martina L. Bradford, do hereby constitute and appoint Bruce V. Thomas, David
E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 19th day of July, 2001.



                           /s/ Martina L. Bradford
                           --------------------------
                              Martina L. Bradford

                               POWER OF ATTORNEY


I, G. Waddy Garrett, do hereby constitute and appoint Bruce V. Thomas, David E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 17 day of July, 2001.





                                   /s/ G. Waddy Garrett
                                   ----------------------
                                      G. Waddy Garrett

                               POWER OF ATTORNEY


I, John C. Purnell, Jr., do hereby constitute and appoint Bruce V. Thomas, David
E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 25th day of July, 2001.



                           /s/ John C. Purnell, Jr.
                           --------------------------
                              John C. Purnell, Jr.

                               POWER OF ATTORNEY


I, Jerry I. Reitman, do hereby constitute and appoint Bruce V. Thomas, David E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 18 day of July, 2001.



                             /s/ Jerry I. Reitman
                            -----------------------
                               Jerry I. Reitman

                               POWER OF ATTORNEY


I, Russell M. Robinson, II, do hereby constitute and appoint Bruce V. Thomas, David E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 2001.



                        /s/ Russell M. Robinson, II
                         -----------------------------
                            Russell M. Robinson, II

                               POWER OF ATTORNEY


I, James E. Rogers, II, do hereby constitute and appoint Bruce V. Thomas, David
E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 26 day of July, 2001.



                            /s/ James E. Rogers
                             -----------------------
                                James E. Rogers

I, Wallace Stettinius, do hereby constitute and appoint Bruce V. Thomas, David
E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 20 day of July, 2001.



                           /s/ Wallace Stettinius
                           -------------------------
                               Wallace Stettinius

                               POWER OF ATTORNEY


I, Thomas C. Norris, do hereby constitute and appoint Bruce V. Thomas, David E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 22nd day of July, 2001.



                            /s/ Thomas C. Norris
                            ------------------------
                                Thomas C. Norris

                               POWER OF ATTORNEY


I, David G. Wilson, Jr., do hereby constitute and appoint Bruce V. Thomas, David
E. Bosher and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this ____day of July, 2001.



                          /s/ David G. Wilson, Jr.
                          --------------------------
                              David G. Wilson, Jr.